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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
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                                FEBRUARY 15, 2000




                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                      1-3551                  25-0464690
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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     (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code        (412) 553-5700
                                                   ----------------------------



                                      NONE
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OF ASSETS

         On February 15, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
         EQT) through its subsidiary ERI Investments, Inc. completed the previously announced acquisition of the Appalachian oil and gas properties of Statoil Energy, Inc. for $630 million, subject to customary closing adjustments

         Under the terms of the stock purchase agreement by and among the Registrant, Statoil Energy, Inc., Statoil Energy Holdings, Inc. and Statoil North America, Inc. dated as of December 31, 1999, the Registrant acquired all of the issued and outstanding shares and interests of Eastern States Oil & Gas, Inc. and Eastern States Exploration Co., subsidiaries of Statoil Energy, Inc.

         The assets acquired are contiguous to the Registrant's Appalachian properties and consist of approximately 1.2 Tcfe (trillion cubic feet equivalent) of proven natural gas reserves and 6500 natural gas wells in West Virginia, Kentucky, Virginia, Pennsylvania and Ohio.

         The acquisition, which will be accounted for as a purchase, will be funded initially through commercial paper, to be replaced by a combination of financings and cash from asset sales.

ITEM 7.  FINANCIAL STATEMENTS

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

     (b) PRO FORMA FINANCIAL INFORMATION.

         The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

     (c) EXHIBITS.

         Exhibit
         Number              Description
         ------              -----------

         Exhibit 2 Stock Purchase Agreement by and among Equitable Resources, Inc., Statoil Energy, Inc., Statoil Energy Holdings, Inc. and Statoil North America, Inc. dated as of December 31, 1999.

         Exhibit 99 Equitable Resources, Inc., press release announcing the completion of the acquisition of the Appalachian production assets of Statoil Energy, Inc.



                                       2

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               EQUITABLE RESOURCES, INC.
                                          -------------------------------------
                                                      (Registrant)


                                      By         /s/ David L. Porges
                                          -------------------------------------
                                                     David L. Porges
                                              Executive Vice President and
                                                Chief Financial Officer


      February 17, 2000
-----------------------------



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                                  EXHIBIT INDEX



Exhibit No.            Document Description                  Sequential Page No.
--------------------------------------------------------------------------------

    2            Stock Purchase Agreement by and among                5
                 Equitable Resources, Inc., Statoil Energy,
                 Inc., Statoil Energy Holdings, Inc. and
                 Statoil North America, Inc. dated as of
                 December 31, 1999

    99           Equitable Resources, Inc. press release              82
                 announcing the completion of the acquisition of the Appalachian production assets of Statoil Energy, Inc.